SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported):




November 15, 1995                               November 15, 1995
----------------                               ----------------





                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

             (Exact name of Registrant as specified in its charter)



California              33-23781                   95-1060502
----------              --------                   ----------
(State                  (Commission File           (IRS Employer
or other                Number)                    Identification
jurisdiction of                                    No.)
incorporation)


1150 South Olive Street
Los Angeles, California                                (90015)
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (213) 742-4000




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Item 5.           Other Events


On November 15, 1995, the Registrant, as servicer of the trust fund (the
"Trust Fund") created under the Pooling and Servicing Agreement (the "Agreement") dated as of May 22, 1989 between Registrant and Security Pacific National Trust Company (New York), as trustee, made a monthly distribution of principal and interest from the Trust Fund to the holders of Registrant's Senior Commercial Mortgage Pass-Through Certificates, Series 1989-1.

Registrant hereby files the attached Distribution Date Statement, dated November 15, 1995, prepared by Registrant and sent to the Trustee as required by Section 4.01(i) of the Agreement.


Item 7.           Financial Statements and Exhibits

         The following exhibit is filed as part of this report:

         Number            Exhibit

         1. Distribution Date Statement (for the November 15, 1995 distribution to Senior Certificateholders) dated November 15, 1995.




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                                S I G N A T U R E


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY



                                  By
                                           Alan T. Cunningham
                                           Vice President and
                                           Deputy General Counsel


November 17, 1995






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                                S I G N A T U R E


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY



                          By   Alan T. Cunningham
                                   Alan T. Cunningham
                                   Vice President and
                                   Deputy General Counsel


November 17, 1995




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